PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement dated February 9, 2017
to Prospectuses dated April 29, 2016

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.

We are issuing this Supplement to reflect changes to the Invesco V.I. Global Health Care Fund – Series I shares and the Invesco V.I. Technology Fund – Series I shares.  Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own.  If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

Fund Changes

Changes to the Invesco V.I. Global Health Care Fund – Series I shares and the Invesco V.I. Technology Fund – Series I shares, effective October 3, 2016, are reflected in the table below.

The table captioned “Underlying Mutual Fund Portfolio Annual Expenses” in the “Summary of Contract Fees and Charges” section of the Prospectus is revised as follows:

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
Invesco V.I. Global Health Care Fund – Series I shares*	0.75%	0.22%	0.00%	0.00%	0.00%	0.01%	0.98%	0.01%	0.97%
Invesco V.I. Technology Fund – Series I shares*	0.75%	0.30%	0.00%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
*See notes immediately below for important information about this fund.

Invesco V.I. Global Health Fund – Series I shares “Other Expenses” have been restated to reflect current fees.  Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing the Acquired Fund Fees and Expenses.  Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017.  During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without the approval of the Board of Trustees.

Invesco V.I. Technology Fund – Series I shares “Other Expenses” have been restated to reflect current fees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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